UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2020

AYTU BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The signed consent of Hall & Company, Innovus Pharmaceuticals, Inc.’s independent registered public accounting firm, was delivered prior to the filing of the Form 8-K, originally filed on February 14, 2020 (the “Original Filing”); however, the consent inadvertently omitted the consent to the incorporation by reference of Hall & Company’s audit report  relating to the consolidated financial statements of Innovus Pharmaceuticals, Inc., appearing in the Annual Report on Form 10-K of Innovus Pharmaceuticals, Inc. for the years ended December 31, 2018 and 2017 into Aytu’s registration statements. This amendment is being filed to update the consent.

This Form 8-K/A does not modify, amend or update in any way any of the financial or other information contained in the Original Filing. This Form 8-K/A does not reflect events that may have occurred subsequent to the filing date of the Original Filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The (i) audited consolidated financial statements for Innovus Pharmaceuticals, Inc. as of and for the year-ended and December 31, 2018 and December 31, 2017 and (ii) unaudited consolidated financial statements as of and for the nine months ended September 30, 2019 are incorporated by reference.

(d) The following exhibit is being filed herewith:

Exhibit	Description
23.1	Consent of Hall & Company relating to Innovus’ financial statements.
99.1*	Current report on Form 8-K as filed on February 14, 2020

* Incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOSCIENCE, INC.

Date: February 26, 2020	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chief Executive Officer

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